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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Chief Legal Officer
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Semi-annual Report
June 30, 2018

MADISON STRATEGIC SECTOR
PREMIUM FUND (MSP)
Active Equity Management combined with a Covered Call Option Strategy

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Table of Contents

Review of Period	2
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	10
Financial Highlights for a Share of Beneficial Interest Outstanding	11
Notes to Financial Statements	12
Other Information	18
Dividend Reinvestment Plan	19

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Review of Period
What happened in the market during the first half of 2018?
In late 2017, we commented that investor complacency was very high given the strong and consistent upward trend to equity markets in 2017. That sentiment only grew stronger in January of 2018 as the S&P 500 turned in its best opening month since 1997. The main driver of the continued equity surge came in the form of personal and corporate tax cuts which caused equity analysts to adjust their earnings expectations higher and speculate that companies would spend their newfound riches on stock buybacks, dividend increases and increased capital spending programs. In late January, however, the tide turned and from all-time highs on January 26th to the low on February 8th, the S&P 500 declined a touch more than 10%, the largest drop since early 2016. A valiant rebound recouped about two thirds of the loss by early March but additional selling pressure rolled the market over once more as the first quarter came to a close. Complacency had morphed into concern in the form of rising rates and inflation, lower leading economic indicators despite the tax cuts, and the uncertainty of tariffs and trade wars. The strongest start to the year for the S&P 500 in very long time had reversed to become the weakest first quarter in 9 years.
During the second quarter of the year, the S&P 500 found its footing once more and moved higher, albeit, in a choppy fashion. With most other global financial assets continuing to struggle, U.S. equities performed well despite ongoing concerns. Market views are as diverse now as at any time that we can recall. Many believe the U.S. stock market is overly expensive and susceptible to derating as growth expectations flounder while others believe that earnings growth is expanding after a lull and that valuations will expand, carrying markets to new highs. Interest rate expectations vary greatly from those who believe that rates are on an upward trend given that inflationary expectations are growing, to those who believe that rates have risen far enough to give the Federal Reserve room to bring them lower again in case the economy sputters. Even within the current multi-front trade disputes, there is much debate over whether the tough trade stances are just a negotiating ploy or if we are in for protracted and potentially damaging global trade warfare. None of these issues are mutually exclusive, meaning that the outcome of each can have a meaningful impact on the outlook for the others. At some level, this uncertainty must weigh on equity investors. To a certain degree, the U.S. dollar continues to be a “flight to quality” asset for global investors, hence its recent bounce from weakness in 2017. Generally speaking, U.S. equities continue to be relatively attractive versus other asset classes. However, the variety of potential outcomes from just the uncertainties mentioned above should cause investors to, at least, partake in a considered level of caution.
How did the Fund perform given the marketplace conditions during the first six months of 2018?
For the six months ending June 30, 2018, the Madison Strategic Sector Premium Fund (“MSP” or the “Fund”) market price rose 5.20%, well ahead the CBOE S&P BuyWrite Index (BXM) return of 1.78%. The S&P 500 rose 2.65% during the period. The Fund’s Net Asset Value (NAV) rose 1.46%. The Fund’s discount to NAV narrowed during the period from -5.2% to -1.8%. The Fund entered the year with a very conservative posture following the sustained 2017 market surge and lagged as the market continued to rally in January. However, as the market corrected, the Fund performed very well during a distressed period, protecting capital during the downturn. During the second quarter, the market rebounded somewhat, rising 3.43% in an uneven, rather unconvincing fashion given the multiple levels of uncertainty that investors are encountering. Market volatility, which had surged earlier in the year, subsided but then leveled out at a meaningfully higher level than that observed in 2017. The S&P 500 continued to be driven by a relatively narrow group of large, mainly technology related companies. In the second quarter, 54% of the market’s return was generated by Amazon, Apple, Facebook, Microsoft and Google. While the Technology and Consumer Discretionary sectors were again amongst the leaders, it was the Energy sector that topped the best performer rank. Crude oil prices rose 15% as inventory concerns abated and the impact on energy related

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - continued | June 30, 2018
companies has started to be appreciated by investors. With oil prices still 1/3rd below the 2011 levels of $120/barrel, the S&P 500 index weight remains more than 50% below the 2011 weights. That weighting has bottomed and is now on the increase and, in our view, has room to move higher.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND
Call option coverage declined marginally during the period, starting at 80.1% and ending at 77.1%. This remains a defensive approach but one that allowed the Fund to participate in the market gains at a slightly elevated level. Despite the overall rise in the market, there was a good degree of choppiness during the quarter which kept volatility at reasonable levels and allowed the option pricing to remain somewhat elevated. The option overlay was a detractor from performance relative to the S&P 500, however, most of the lag came from the periods during which the markets moved higher. Cash levels ended the period below 10%, which was slightly elevated due to continued option assignment activity particularly early in the period. Despite the market’s rise, cash holdings were additive to relative performance during the period. The combination of cash and option overlay resulted in only a slightly negative impact on the Fund’s performance.
The Fund’s individual securities were positive contributors to overall performance with additive results coming from The Energy, Materials, Technology and Financial sectors. The only meaningful weakness came from Consumer Discretionary holdings.

During the period, the top performing sectors were Consumer Discretionary, Information Technology and Energy, while the laggards were Consumer Staples and Telecommunications. The Fund has been underweighted in the Consumer Discretionary and Technology areas for a significant period of time given what we believe are elevated valuations and less compelling growth opportunities. Given their continued strong performance, particularly weighted toward only a handful of the very largest companies, the Fund did not fully participate in these returns. However, as the Energy sector rallied with higher oil prices, the Fund’s overweighting, was a positive contributor to returns. Since late last year, the Fund has also built its position in the Materials sector, believing that a trend toward later cycle areas, combined with relative strength in emerging market economies and continued weakness in the U.S dollar, would support basic industrial commodity prices. Although, in the short run, that thesis remains challenged primarily due to the impact of trade uncertainty, the Fund’s overweighting in the Materials sector was a meaningfully positive contributor to returns.
Describe the Fund’s portfolio equity and option structure.
As of June 30, 2018, the Fund held 41 equity securities and unexpired call options had been written against 77.1% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options and as of June 30, 89.9% of the Fund’s call options (62 of 69 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options were 46 days to expiration.
Which sectors are prevalent in the Fund?
From a sector perspective, MSP’s largest exposure as of June 30, 2018 was to the Information Technology sector followed by the Health Care, Materials, Financials and Energy sectors. This was followed by smaller exposure in the Consumer Discretionary, Telecommunications, Industrial, Consumer Staples and Utilities sectors. The Fund had no exposure to the Real Estate sector.

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - continued | June 30, 2018

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/18
Collateral for Securities on Loan	0.6%
Consumer Discretionary	5.4%
Consumer Staples	3.2%
Energy	8.9%
Exchange Traded Funds	4.8%
Financials	9.6%
Health Care	11.2%
Industrials	4.6%
Information Technology	17.3%
Materials	10.8%
Money Market Funds	15.1%
Telecommunication Services	5.5%
Utilities	3.0%
Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use Fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the Fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
What is the management’s outlook for the market and Fund for the remainder of 2018?
In terms of global trade issues, events are unfolding on a day-to-day basis. It is very difficult for anyone to prescribe an end game to this issue and the possible outcomes range from benign to extremely damaging to the U.S. and global economies. We believe it is more likely that the current administration is serious about its trade stance as opposed to just looking for a quick victory in advance of upcoming mid-term elections. This overhang is unlikely to go away quickly. Market valuations, in our estimation are stretched. However, not stretched to a point of major concern. Although expensive, the technology sector is not yet at levels seen during the tech bubble. At its peak, the tech sector represented 33% of the index while only contributing 16% of the market’s earnings. Today, tech represents 26% of the index but its earnings contribution is higher at 19%. Expensive? …. yes, but not at historically high levels. Regarding interest rates, the 3% level on the U.S. 10 year bond was breached in May before backing down below that level as the quarter ended. 3% is a significant increase off the 1.3% lows from 2 years ago, however, we are still at low levels from a historic perspective. A well-known fixed income guru recently compared rising rates to a suicide mission given that we are raising rates during a time that we are increasing the size of the deficit to extreme levels. We believe that this will keep a cap on rates for the foreseeable future given the fragility of the economy and the related uncertainties that weigh on the potential path for further economic growth.
With significant market uncertainty and yields that will likely remain subdued for some time, equity income investing provides a less volatile approach to asset allocation structuring while also providing an attractive alternative income source for investors. We see covered call writing as an attractive solution given the current investment environment.

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - concluded | June 30, 2018

TOP TEN EQUITY HOLDINGS AS OF 6/30/18
% of Total Investments
T-Mobile U.S. Inc.	3.7%
Alphabet Inc., Class C	3.3%
Invesco DB Gold Fund	3.0%
Apache Corp.	2.9%
Alcoa Corp.	2.8%
Ciena Corp.	2.8%
DowDuPont Inc.	2.8%
Microsoft Corp.	2.8%
QUALCOMM Inc.	2.8%
Xilinx Inc.	2.7%

INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.
Past performance is no guarantee of future results.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 87.7%
Consumer Discretionary - 6.0%
Discovery Inc., Class C* (A)	53,800	$ 1,371,900
General Motors Co. (A)	40,600	1,599,640
Whirlpool Corp. (A)	8,100	1,184,463
		4,156,003
Consumer Staples - 3.5%
Archer-Daniels-Midland Co. (A)	27,300	1,251,159
JM Smucker Co./The (A)	11,000	1,182,280
		2,433,439
Energy - 9.8%
Apache Corp. (A)	47,500	2,220,625
Baker Hughes, a GE Co. (A)	53,700	1,773,711
Canadian Natural Resources Ltd. (A)	40,800	1,471,656
Range Resources Corp. (A) (B)	80,400	1,345,092
		6,811,084
Financials - 10.6%
Bank of America Corp. (A)	57,700	1,626,563
Citigroup Inc. (A)	22,100	1,478,932
JPMorgan Chase & Co. (A)	14,300	1,490,060
Northern Trust Corp. (A)	14,000	1,440,460
Regions Financial Corp. (A)	76,200	1,354,836
		7,390,851
Health Care - 12.4%
Baxter International Inc. (A)	27,200	2,008,448
Cerner Corp.* (A)	23,200	1,387,128
CVS Health Corp. (A)	21,200	1,364,220
Gilead Sciences Inc. (A)	27,500	1,948,100
McKesson Corp. (A)	3,800	506,920
Medtronic PLC (A) (D)	16,400	1,404,004
		8,618,820
Industrials - 5.1%
Delta Air Lines Inc. (A)	26,000	1,288,040
Fastenal Co. (A)	27,400	1,318,762
FedEx Corp. (A)	4,200	953,652
		3,560,454
Information Technology - 19.0%
Alphabet Inc., Class C* (A)	2,300	2,565,995

Analog Devices Inc. (A)	6,400	613,888
Ciena Corp.* (A)	80,500	2,134,055
First Data Corp., ‘A’* (A)	77,000	1,611,610
Microsoft Corp. (A)	21,700	2,139,837
QUALCOMM Inc. (A)	38,000	2,132,560
Xilinx Inc. (A)	31,500	2,055,690
		13,253,635
Materials - 11.9%
Alcoa Corp.* (A)	46,400	2,175,232
DowDuPont Inc. (A)	32,200	2,122,624
Freeport-McMoRan Inc. (A)	55,100	951,026
Newmont Mining Corp. (A)	51,500	1,942,065
Steel Dynamics Inc. (A)	24,000	1,102,800
		8,293,747
Telecommunication Services - 6.1%
CenturyLink Inc. (A)	75,000	1,398,000
T-Mobile U.S. Inc.* (A)	47,600	2,844,100
		4,242,100
Utilities - 3.3%
AES Corp. (A)	82,000	1,099,620
Sempra Energy (A)	10,000	1,161,100
		2,260,720
Total Common Stocks (Cost $67,955,994)		61,020,853
EXCHANGE TRADED FUNDS - 5.3%
Invesco DB Gold Fund*	58,400	2,307,384
VanEck Vectors Gold Miners ETF	63,200	1,409,992
Total Exchange Traded Funds (Cost $3,814,656)		3,717,376
SHORT-TERM INVESTMENTS - 16.6%
State Street Institutional U.S. Government Money Market Fund, 1.82%, Premier Class	11,553,839	11,553,839
Total Short-Term Investments (Cost $11,553,839)		11,553,839
COLLATERAL FOR SECURITIES ON LOAN (C) - 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%	491,750	491,750
Total Collateral for Securities on Loan (Cost $491,750)		491,750
TOTAL INVESTMENTS - 110.3% (Cost $83,816,239**)		76,783,818
TOTAL CALL & PUT OPTIONS WRITTEN - (1.7%)		(1,195,436)
NET OTHER ASSETS AND LIABILITIES - (8.6%)		(5,969,991)
TOTAL NET ASSETS - 100.0%		$ 69,618,391

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $83,319,545.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)
A portion of securities on loan with an aggregate value of $470,113; cash collateral (included in liabilities) of $491,750 was received with which the Fund invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.0% of total net assets.
ETF	Exchange Traded Fund
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - continued | June 30, 2018

Written Option Contracts Outstanding at June 30, 2018
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
AES Corp.	$ 12.00	08/17/2018	(820)	$(82,000)	$(120,950)	$(23,748)	$ (97,202)
Alcoa Corp.	47.00	07/20/2018	(169)	(16,900)	(32,110)	(22,569)	(9,541)
Alcoa Corp.	55.00	07/20/2018	(44)	(4,400)	(550)	(9,904)	9,354
Alphabet Inc., Class C	1,100.00	07/20/2018	(12)	(1,200)	(39,960)	(26,970)	(12,990)
Alphabet Inc., Class C	1,150.00	08/17/2018	(11)	(1,100)	(33,055)	(24,402)	(8,653)
Analog Devices Inc.	97.50	07/20/2018	(64)	(6,400)	(8,640)	(16,024)	7,384
Apache Corp.	45.00	07/20/2018	(215)	(21,500)	(55,040)	(26,331)	(28,709)
Apache Corp.	47.50	08/17/2018	(260)	(26,000)	(56,160)	(34,143)	(22,017)
Archer-Daniels-Midland Co.	47.00	09/21/2018	(273)	(27,300)	(31,941)	(33,643)	1,702
Baker Hughes, a GE Co.	38.00	07/20/2018	(30)	(3,000)	(300)	(3,719)	3,419
Baker Hughes, a GE Co.	35.00	08/17/2018	(230)	(23,000)	(20,125)	(21,671)	1,546
Bank of America Corp.	30.00	08/17/2018	(190)	(19,000)	(7,220)	(10,483)	3,263
Bank of America Corp.	30.00	09/21/2018	(190)	(19,000)	(11,305)	(15,063)	3,758
Baxter International Inc.	70.00	08/17/2018	(107)	(10,700)	(53,768)	(19,994)	(33,774)
Baxter International Inc.	75.00	08/17/2018	(165)	(16,500)	(26,153)	(21,462)	(4,691)
Canadian Natural Resources Ltd.	35.00	08/17/2018	(200)	(20,000)	(43,500)	(16,798)	(26,702)
CenturyLink Inc.	19.00	08/17/2018	(375)	(37,500)	(25,313)	(25,422)	109
CenturyLink Inc.	20.00	10/19/2018	(375)	(37,500)	(19,313)	(21,057)	1,744
Cerner Corp.	62.50	07/20/2018	(115)	(11,500)	(3,737)	(12,530)	8,793
Cerner Corp.	62.50	08/17/2018	(66)	(6,600)	(8,580)	(9,033)	453
Cerner Corp.	65.00	09/21/2018	(51)	(5,100)	(5,227)	(6,403)	1,176

Ciena Corp.	28.00	07/20/2018	(220)	(22,000)	(3,850)	(27,698)	23,848
Ciena Corp.	27.00	09/21/2018	(385)	(38,500)	(57,750)	(40,628)	(17,122)
Ciena Corp.	29.00	09/21/2018	(200)	(20,000)	(15,300)	(29,036)	13,736
Citigroup Inc.	75.00	09/21/2018	(138)	(13,800)	(7,038)	(30,730)	23,692
CVS Health Corp.	67.50	08/17/2018	(105)	(10,500)	(15,487)	(23,646)	8,159
Delta Air Lines Inc.	55.00	07/20/2018	(80)	(8,000)	(1,000)	(9,763)	8,763
Delta Air Lines Inc.	57.50	07/20/2018	(100)	(10,000)	(400)	(17,450)	17,050
Delta Air Lines Inc.	57.50	09/21/2018	(80)	(8,000)	(2,840)	(13,238)	10,398
Discovery Inc., Class C	25.00	09/21/2018	(270)	(27,000)	(55,350)	(17,750)	(37,600)
DowDuPont Inc.	70.00	07/20/2018	(162)	(16,200)	(3,159)	(18,740)	15,581
DowDuPont Inc.	72.50	08/17/2018	(160)	(16,000)	(6,160)	(16,883)	10,723
Fastenal Co.	55.00	08/17/2018	(80)	(8,000)	(1,600)	(12,717)	11,117
FedEx Corp.	240.00	08/17/2018	(42)	(4,200)	(14,910)	(13,404)	(1,506)
First Data Corp.	21.00	07/20/2018	(360)	(36,000)	(21,600)	(15,491)	(6,109)
First Data Corp.	22.00	08/17/2018	(410)	(41,000)	(25,625)	(21,394)	(4,231)
Freeport-McMoRan Inc.	19.00	07/20/2018	(135)	(13,500)	(2,025)	(7,015)	4,990
Freeport-McMoRan Inc.	19.00	08/17/2018	(190)	(19,000)	(9,120)	(14,294)	5,174
General Motors Co.	40.00	07/20/2018	(13)	(1,300)	(1,066)	(779)	(287)
General Motors Co.	45.00	07/20/2018	(158)	(15,800)	(711)	(14,280)	13,569
General Motors Co.	45.00	08/17/2018	(235)	(23,500)	(5,287)	(26,151)	20,864
Gilead Sciences Inc.	70.00	07/20/2018	(140)	(14,000)	(28,490)	(14,233)	(14,257)

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Gilead Sciences Inc.	$ 72.50	08/17/2018	(135)	$(13,500)	$ (29,498)	$ (31,107)	$ 1,609
JM Smucker Co./The	110.00	08/17/2018	(110)	(11,000)	(31,900)	(18,685)	(13,215)
JPMorgan Chase & Co.	110.00	07/20/2018	(101)	(10,100)	(5,252)	(16,316)	11,064
JPMorgan Chase & Co.	120.00	07/20/2018	(42)	(4,200)	(126)	(6,020)	5,894
McKesson Corp.	150.00	08/17/2018	(23)	(2,300)	(2,185)	(13,316)	11,131
McKesson Corp.	155.00	08/17/2018	(15)	(1,500)	(750)	(4,563)	3,813
Medtronic PLC	87.50	07/20/2018	(85)	(8,500)	(3,782)	(12,880)	9,098
Medtronic PLC	87.50	08/17/2018	(79)	(7,900)	(8,966)	(13,548)	4,582
Microsoft Corp.	105.00	08/17/2018	(145)	(14,500)	(16,240)	(25,481)	9,241
Microsoft Corp.	105.00	09/21/2018	(72)	(7,200)	(13,356)	(13,820)	464
Newmont Mining Corp.	39.00	09/21/2018	(230)	(23,000)	(27,025)	(23,780)	(3,245)
Northern Trust Corp.	110.00	07/20/2018	(140)	(14,000)	(6,300)	(53,304)	47,004
QUALCOMM Inc.	60.00	08/17/2018	(68)	(6,800)	(9,350)	(10,878)	1,528
QUALCOMM Inc.	62.50	08/17/2018	(192)	(19,200)	(15,360)	(30,069)	14,709
Range Resources Corp.	17.00	08/17/2018	(141)	(14,100)	(14,100)	(11,839)	(2,261)
Range Resources Corp.	19.00	09/21/2018	(400)	(40,000)	(26,000)	(33,612)	7,612
Regions Financial Corp.	20.00	08/17/2018	(400)	(40,000)	(5,800)	(15,989)	10,189
Sempra Energy	120.00	08/17/2018	(100)	(10,000)	(18,500)	(14,031)	(4,469)
Steel Dynamics Inc.	47.00	08/17/2018	(120)	(12,000)	(20,100)	(19,709)	(391)
Steel Dynamics Inc.	48.00	08/17/2018	(120)	(12,000)	(15,900)	(18,488)	2,588
T-Mobile U.S. Inc.	62.50	08/17/2018	(120)	(12,000)	(14,880)	(16,373)	1,493
T-Mobile U.S. Inc.	67.50	08/17/2018	(150)	(15,000)	(4,725)	(37,192)	32,467
Whirlpool Corp.	170.00	07/20/2018	(62)	(6,200)	(186)	(29,651)	29,465
Whirlpool Corp.	150.00	08/17/2018	(19)	(1,900)	(8,740)	(7,770)	(970)
Xilinx Inc.	72.50	07/20/2018	(130)	(13,000)	(2,145)	(15,352)	13,207
Xilinx Inc.	72.50	08/17/2018	(155)	(15,500)	(12,555)	(28,390)	15,835
Total Options Written, at Value					$(1,195,436)	$(1,308,852)	$113,416

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Statement of Assets and Liabilities as of June 30, 2018 (unaudited)

Assets:
Investments in unaffiliated securities, at fair value † §	$ 76,783,818
Receivables:
Investments sold	63,164
Dividends and interest	68,494
Total assets	76,915,476
Liabilities:
Payables
Investments purchased	5,552,990
Upon return of securities loaned	491,750
Management fees	46,456
Service agreement fees	10,453
Options written, at value (premium received $1,308,852) (Note 7)	1,195,436
Total liabilities	7,297,085
Net assets	$ 69,618,391
Net assets consist of:
Common Stocks/Shares:
Par value ($0.001 per common stock and $0.000001 per share, respectively)	$ 5,798
Paid-in capital in excess of par	76,085,573
Accumulated undistributed net investment loss	(2,739,130)
Accumulated net realized gain on investments sold, options and foreign currency related transactions	3,185,228
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(6,919,078)
Net Assets	$ 69,618,391

Capital Shares Issued and Outstanding (Note 8)	5,798,291
Net Asset Value per share	$12.01

†Cost of Investments in unaffiliated securities	$ 83,816,239
§Fair Value of securities on loan	$ 470,113

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Statement of Operations For the Period Ended June 30, 2018 (unaudited)

Investment Income:
Interest	$ 83,401
Dividends
Unaffiliated issuers	538,165
Less: Foreign taxes withheld/reclaimed	(1,572)
Income from securities lending	5
Total investment income	619,999
Expenses (Note 3):
Management fees	280,818
Service agreement fees	63,184
Other expenses	16
Total expenses	344,018
Net Investment Income	275,981
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(132,761)
Options written	2,663,206
Unaffiliated issuers	1,460,343
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	(19,740)
Options written	1,903,055
Unaffiliated issuers	(5,102,853)
Net Realized and Unrealized Gain on Investments and Option Transactions	771,250
Net Increase in Net Assets from Operations	$ 1,047,231

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/18	Year Ended 12/31/17
Net Assets at beginning of period	$ 71,586,271	$ 72,783,373
Increase (decrease) in net assets from operations:
Net investment income	275,981	791,761
Net realized gain	3,990,788	5,497,510
Net change in unrealized depreciation	(3,219,538)	(1,456,150)
Net increase in net assets from operations	1,047,231	4,833,121
Distributions to shareholders from:
Net investment income and capital gains	(3,015,111)	(4,891,522)
Return of capital	–	(1,138,701)
Total distributions	(3,015,111)	(6,030,223)
Total decrease in net assets	(1,967,880)	(1,197,102)
Net Assets at end of period	$ 69,618,391	$ 71,586,271
Undistributed net investment loss included in net assets	$ (2,739,130)	$ –

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Financial Highlights for a Share of
Beneficial Interest Outstanding

	(unaudited) Six-Months Ended 6/30/18	Year Ended December 31,
		2017	2016	2015	2014	2013
Net Asset Value at beginning of period	$12.35	$12.55	$12.55	$13.70	$13.88	$12.83
Income from Investment Operations:
Net investment income (loss)	0.05	0.14	0.06[1]	0.07[1]	(0.01)[1]	0.01[1]
Net realized and unrealized gain (loss) on investments	0.13	0.70	0.98	(0.18)	0.87	2.08
Total from investment operations	0.18	0.84	1.04	(0.11)	0.86	2.09
Less Distributions From:
Net investment income and capital gains	(0.52)	(0.84)	(0.73)	(0.93)	(1.04)	(1.04)
Return of capital	–	(0.20)	(0.31)	(0.11)	–	–
Total distributions	(0.52)	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)
Net increase (decrease) in net asset value	(0.34)	(0.20)	–	(1.15)	(0.18)	1.05
Net Asset Value at end of period	$12.01	$12.35	$12.55	$12.55	$13.70	$13.88
Market Value at end of period	$11.78	$11.71	$11.89	$10.77	$11.87	$11.96
Total Return
Net asset value (%)	1.46[2]	6.93	8.55	(0.86)	6.30	16.81
Market value (%)[3]	5.20[2]	7.31	20.64	(0.60)	7.91	17.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$69,618	$71,586	$72,783	$72,796	$79,439	$80,474
Ratios of expenses to average net assets (%)	0.98[4]	1.18[5]	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	0.79[4]	1.10	0.45	0.51	(0.07)	0.09
Portfolio turnover (%)	82[2]	153	138	120	139	153

1Based on average shares outstanding during the year.
2Not annualized.
3Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
4Annualized.
5Includes Board approved expenses related to special and annual meetings that took place during the year.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Notes to Financial Statements (unaudited)
1. ORGANIZATION
Madison Strategic Sector Premium Fund (the “Fund”) was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2018
ources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2018, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the period ended June 30, 2018. As of and during the period ended June 30, 2018, the Fund did not hold securities deemed as Level 3.
The following is a summary of the inputs used as of June 30, 2018, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/18
Assets:[1]
Common Stocks	$ 61,020,853	$ –	$ –	$ 61,020,853
Exchange Traded Funds	3,717,376	–	–	3,717,376
Short-Term Investments	11,553,839	–	–	11,553,839
Collateral for Securities on Loan	491,750	–	–	491,750
	$ 76,783,818	$ –	$ –	$ 76,783,818
Liabilities:
Written Options	$ 1,195,436	$ –	$ –	$ 1,195,436
[1]Please see the Portfolio of Investments for a listing of all securities within each category.
Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities for the period ended June 30, 2018:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Liability Derivatives
Derivatives accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options written, at Value	$1,195,436
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Operations for the period ended June 30, 2018:

Derivatives not accounted for as hedging instruments	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation)on Derivatives
Equity Contracts - Options Purchased	$(132,761)	$ (19,740)
Equity Contracts - Options Written	2,663,206	1,903,055
Total	$2,530,445	$1,883,315

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2018
The average volume (based on the open positions at each month-end) of derivative activity during the period ended June 30, 2018:

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	–	4,732
(1)Number of Contracts
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.
Recently Issued Accounting Pronouncements. In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is still evaluating the impacts this ASU will have on the financial statements.
3. ADVISORY, SERVICE AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement between the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and Trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets on the first $500 million of assets, and 0.60% of the Fund’s average daily net assets on assets in excess of $500 million.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to 0.18% of the Fund’s average daily net assets. Not included in this service fee and, therefore, the responsibility of the Fund, are “excluded expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses). The Board approved for the Fund to pay for any extraordinary expenses related to this year’s special meeting. Through period and June 30, 2018 the Fund has not paid any extraordinary expenses but anticipate such expenses the second half of the year
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent Trustees are paid out of the Services Agreement fee and totaled $12,000 for the period ended June 30, 2018.
4. SECURITIES LENDING
The board has recently authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2018
Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default.
As of June 30, 2018, the market value of the securities on loan was $470,113 and value of collateral received for securities lending was $491,750.
5. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Information on the tax components of all investments as of June 30, 2018, is as follows:

Cost	$ 83,319,545
Gross appreciation	1,069,219
Gross depreciation	(8,800,383)
Net depreciation	$ (7,731,164)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

6. INVESTMENT TRANSACTIONS
During the period ended June 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $52,195,848 and $55,109,556, respectively. No long-term U.S. Government securities were purchased or sold during the period.
7. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
8. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2018. Additionally, no capital stock activity occurred for the period ended June 30,

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2018
2018 for the years ended December 31, 2017 and 2016, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the period ended June 30, 2018 and for the years ended December 31, 2017 and 2016, respectively.
9. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
10. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a fund’s ability to invest in derivatives or other instruments and adversely affect such fund’s performance and ability to pursue its investment objective.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2018
capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Financial markets have come to expect significant legislative developments in the U.S. in the areas of health care, taxes, and infrastructure spending. Legislative outcomes which depart from expectations could result in increased market volatility. Ongoing fears of terror-related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Industry Concentration Risk. To the extent that the fund makes substantial investments in a single industry, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - concluded | June 30, 2018
you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
11. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. The Special Meeting of shareholders is scheduled for September 28, 2018. Included on this year’s ballot is a proposal to approve the merger of the Fund into the Madison Covered Call & Equity Strategy Fund (“MCN”). If approved by shareholders of both MCN and the Fund, the merger is expected to be completed in the fourth quarter of 2018. If the merger is consummated, the Board of Trustees have approved conducting a tender off for up to 25% of the outstanding shares of the merged Fund at a price equal to 99.5%.
Other than the events noted above, no events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.
Other Information (unaudited)
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Related Party Transactions. Karpus Management, Inc. owns 28.5% of the Fund as disclosed in their most recent 13F filing with the SEC. Frank E. Burgess owns 7.7% of the Fund as disclosed in the most recent 13D filing with the SEC.

Further information related to these items is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.madisonfunds.com.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

MSP | Madison Strategic Sector Premium Fund | June 30, 2018
Dividend Reinvestment Plan (unaudited)
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making

Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials

MSP | Madison Strategic Sector Premium Fund | Dividend Reinvestment Plan (unaudited) - concluded | June 30, 2018
to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

Board of Trustees
Richard E. Struthers
James R. Imhoff, Jr.
Arthur C. Regan
Daniel C. Robeson
Officers
Katherine L. Frank
President
Paul Lefurgey
Vice President
Steven J. Fredricks
Chief Compliance Officer
& Assistant Secretary
Kevin Thompson
Chief Legal Officer & Assistant Secretary
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri

Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois
Question concerning your shares of Madison Strategic Sector Premium Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville KY 40233
This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In September 2017, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other officer things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

550 Science Drive
Madison, WI 53711
800.368.3195
madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer

Date: September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: September 7, 2018

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: September 7, 2018